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                         CONSENT OF INDEPENDENT AUDITORS


We consent to the reference to our firm under the caption "Experts" and to the use of our reports dated January 23, 2001 as to The Variable Annuity Life Insurance Company and March 30, 2001 as to The Variable Annuity Life Insurance Company Separate Account A in Post-Effective Amendment No. 30 to the Registration Statement (Form N-4, No. 2-96223/811-3240) of The Variable Annuity Life Insurance Company Separate Account A.


                                                               ERNST & YOUNG LLP


Houston, Texas
April 24, 2001